UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2023

ImmuCell Corporation

(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is hereby incorporated by reference into this item 1.01.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 17, 2023, ImmuCell Corporation (the "Company") entered into definitive agreements covering certain credit facilities with Gorham Savings Bank (“GSB”) and the Finance Authority of Maine (“FAME”) in the aggregate principal amount of $3 million. The GSB facility is a $2 million term note bearing interest at a fixed rate of 7.00% per annum with monthly principal and interest payments based on a seven-year amortization schedule with a three-year term. The FAME facility is a $1 million term note bearing interest at a fixed rate of 8.00% per annum with monthly principal and interest payments based on a seven-year amortization schedule with a three-year term. The loan proceeds will be used to provide additional working capital.

The credit facilities are secured by mortgages and security interests with respect to substantially all of the Company’s assets. The Company’s failure to make timely payments of principal and interest, or otherwise to comply with the terms of its agreements with GSB or FAME, would entitle the lender to, among other things, accelerate the maturity of such debt and demand repayment in full.

The two Term Notes and the two Loan Agreements executed in connection with these credit facilities are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Term Note for $2,000,000 executed by ImmuCell Corporation in favor of Gorham Savings Bank dated July 17, 2023.
10.2	Loan Agreement, by and between ImmuCell Corporation and Gorham Savings Bank dated July 17, 2023.
10.3	Economic Recovery/SSBCI Program Loan Promissory Note for $1,000,000 executed by ImmuCell Corporation in favor of the Finance Authority of Maine dated July 17, 2023.
10.4	Economic Recovery Loan Program Loan Agreement, by and between ImmuCell Corporation and the Finance Authority of Maine dated July 17, 2023.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Dated: July 21, 2023	By:	/s/ Michael F Brigham
Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

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